SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2003

PERRY ELLIS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Florida	0-21764	59-1162998
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3000 N.W. 107th Avenue Miami, Florida	33172
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 592-2830

(Former Name or Former Address, if Changed Since Last Report)

CURRENT REPORT ON FORM 8-K

PERRY ELLIS INTERNATIONAL, INC.

June 17, 2003

Item 2.    Acquisition or Disposition of Assets.

On June 19, 2003, pursuant to the Agreement and Plan of Merger dated February 3, 2003 (the “Merger Agreement”), among Perry Ellis International, Inc., a Florida corporation (“Perry Ellis”), Salant Corporation, a Delaware corporation (“Salant”), and Connor Acquisition Corp., a Delaware corporation and wholly owned subsidiary of Perry Ellis (“Merger Sub”), Perry Ellis consummated the merger of Merger Sub with and into Salant (the “Merger”). As a result of the Merger, Salant has become a direct, wholly owned subsidiary of Perry Ellis.

In the Merger, each outstanding share of Salant’s common stock, $1.00 par value, was converted into the right to receive 0.2056 of a share of Perry Ellis’ common stock, $0.01 par value, and $5.3538 in cash. The maximum aggregate shares of Perry Ellis’ common stock that will be issued by Perry Ellis to former stockholders and optionholders of Salant in the Merger is approximately 1,835,000, and the aggregate cash to be paid by Perry Ellis to Salant’s former stockholders is approximately $52.0 million.

In connection with the Merger, effective June 19, 2003, Perry Ellis amended its senior credit facility with a group of financial institutions led by Congress Financial Corp., as agent, to, among other things, increase the maximum loan commitment thereunder from $60.0 million to $110.0 million, subject to certain inventory and accounts receivable borrowing base limitations. The terms and conditions of the amended senior credit facility are substantially similar to the terms of Perry Ellis’ existing senior credit facility, except that certain financial covenants have been adjusted to reflect the increase in the loan commitment under the amended facility.

Information regarding the Merger, Perry Ellis, Salant and Merger Sub, including the nature of Perry Ellis’ and Salant’s businesses, the principles used in determining the Merger exchange ratio, the interests of Perry Ellis’ and Salant’s officers and directors in the Merger, and Perry Ellis’ intended use of the assets and businesses acquired in the Merger is described in the joint proxy statement-prospectus of Perry Ellis and Salant dated May 19, 2003 (the “Joint Proxy Statement-Prospectus”) included in Amendment No. 2 to Perry Ellis’ Registration Statement on Form S-4 (Registration No. 333-103848), filed with and declared effective by the SEC on May 19, 2003 (the “Registration Statement”).

In response to this Item 2, Perry Ellis hereby incorporates herein by reference in its entirety the text of Chapters I, III, IV and VI of the Joint Proxy Statement-Prospectus, and the Merger Agreement attached to the Joint Proxy Statement-Prospectus as Annex A. Perry Ellis further incorporates herein by reference the complete text of the press release filed herewith as Exhibit 99.1.

Item 5.    Other Events and Required FD Disclosure.

At Perry Ellis’ annual meeting held on June 17, 2003, Perry Ellis’ shareholders elected Messrs. Oscar Feldenkreis, Joseph P. Lacher and Allan Zwerner to serve as directors of Perry Ellis for a term expiring at Perry Ellis 2006 annual meeting of shareholders. Perry Ellis’ shareholders also approved amendments to Perry Ellis’ articles of incorporation to: (a) increase the shares of Perry Ellis’ common stock which Perry Ellis is authorized to issue from 30,000,000 to 100,000,000; (b) increase the shares of Perry Ellis’ preferred stock which Perry Ellis is authorized to issue from 1,000,000 to 5,000,000; (c) eliminate the ability to take shareholder action by written consent in lieu of a shareholder meeting; and (d) require compliance with certain advance notice and disclosure procedures for shareholders seeking to nominate directors. In addition, Perry Ellis’ shareholders (i) approved an amendment to Perry Ellis’ 2002 stock option plan to allow restricted stock awards to be granted to eligible participants in the plan, to increase the shares of common stock reserved for issuance under the plan from 1,000,000 to 1,500,000, and to effect certain other technical amendments to the plan, and (ii) ratified the appointment by the audit committee of Perry Ellis’ board of directors of Deloitte & Touche LLP as Perry Ellis’ independent auditors for the fiscal year ending January 31, 2004. Perry Ellis’ shareholders did not approve an amendment to Perry Ellis’ articles of incorporation which, if adopted, would have required the affirmative vote of the holders of not less than 66-2/3% of Perry Ellis’ outstanding common stock to effect certain future amendments to such articles.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial Statements of Business Acquired.

Pursuant to Instruction B.3 of the General Instructions to this Current Report on Form 8-K and in response to this Item 7(a), pages F-37 to F-54 of the Joint Proxy Statement-Prospectus are hereby incorporated by reference herein in their entirety.

(b)	Pro Forma Financial Information.

Pursuant to Instruction B.3 of the General Instructions to this Current Report on Form 8-K and in response to this Item 7(b), Chapter V of the Joint Proxy Statement-Prospectus is hereby incorporate by reference herein in its entirety.

(c)	Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated February 3, 2003, among Perry Ellis International, Inc., Connor Acquisition Corp. and Salant Corporation is incorporated by reference to Annex A of the Joint Proxy Statement-Prospectus dated May 19, 2003, which was first mailed to shareholders of Perry Ellis and Salant on or about May 20, 2003. The Joint Proxy Statement-Prospectus forms a part of Amendment No. 2 to Perry Ellis’ Registration Statement on Form

S-4 (Registration No. 333-103848), filed with and declared effective by order of the SEC on May 19, 2003.

3.1	Articles of Amendment to Articles of Incorporation of Perry Ellis International, Inc.

20.1	Chapters I, III, IV and VI of the Joint Proxy Statement-Prospectus dated May 19, 2003, which was first mailed to shareholders of Perry Ellis and Salant on or about May 20, 2003 are incorporated by reference. The Joint Proxy Statement-Prospectus forms a part of Amendment No. 2 to Perry Ellis’ Registration Statement on Form S-4 (Registration No. 333-103848), filed with and declared effective by order of the SEC on May 19, 2003.

99.1	Press Release of Perry Ellis dated June 19, 2003 announcing the completion of the Merger.

99.2	The historical consolidated financial statements of Salant Corporation, including Salant’s unaudited condensed consolidated statements of operations, unaudited condensed consolidated statements of comprehensive income/(loss), and unaudited condensed consolidated statements of cash flows each for the three months ended March 29, 2003 and March 30, 2002, Salant’s unaudited condensed consolidated balance sheets as of March 29, 2003 and March 30, 2002 and the related notes thereto, and Salant’s consolidated statements of operations, consolidated statements of comprehensive income/(loss), and consolidated statements of cash flows each for the years ended December 28, 2002, December 29, 2001 and December 30, 2000, Salant’s consolidated balance sheets as of December 28, 2002 and December 29, 2001, and Salant’s consolidated statements of shareholders’ equity for January 1, 2000, December 30, 2000, December 29, 2001 and December 28, 2002 and the related notes thereto are incorporated by reference to pages F-37 through F-54 of the Joint Proxy Statement-Prospectus dated May 19, 2003, which was first mailed to shareholders of Perry Ellis and Salant on or about May 20, 2003. The Joint Proxy Statement-Prospectus forms a part of Amendment No. 2 to Perry Ellis’ Registration Statement on Form S-4 (Registration No. 333-103848), filed with and declared effective by order of the SEC on May 19, 2003.

99.3	The unaudited pro forma condensed combined financial information, including the unaudited pro forma condensed combined balance sheet as of January 31, 2003 and the unaudited pro forma condensed combined statement of operations for the year ended January 31, 2003, and the related notes thereto are incorporated by reference to Chapter V of the Joint Proxy Statement-Prospectus dated May 19, 2003, which was first mailed to shareholders of Perry Ellis and Salant on or about May 20, 2003. The Joint Proxy Statement-Prospectus forms a part of Amendment

No. 2 to Perry Ellis’ Registration Statement on Form S-4 (Registration No. 333-103848), filed with and declared effective by order of the SEC on May 19, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERRY ELLIS INTERNATIONAL, INC.

Date: June 19, 2003	By:	/S/ TIMOTHY B. PAGE
	Name:	Timothy B. Page
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated February 3, 2003, among Perry Ellis International, Inc., Connor Acquisition Corp. and Salant Corporation is incorporated by reference to Annex A of the Joint Proxy Statement-Prospectus dated May 19, 2003, which was first mailed to shareholders of Perry Ellis and Salant on or about May 20, 2003. The Joint Proxy Statement-Prospectus forms a part of Amendment No. 2 to Perry Ellis’ Registration Statement on Form S-4 (Registration No. 333-103848), filed with and declared effective by order of the SEC on May 19, 2003.

3.1	Articles of Amendment to Articles of Incorporation of Perry Ellis International, Inc.

20.1	Chapters I, III, IV and VI of the Joint Proxy Statement-Prospectus dated May 19, 2003, which was first mailed to shareholders of Perry Ellis and Salant on or about May 20, 2003 are incorporated by reference. The Joint Proxy Statement-Prospectus forms a part of Amendment No. 2 to Perry Ellis’ Registration Statement on Form S-4 (Registration No. 333-103848), filed with and declared effective by order of the SEC on May 19, 2003.

99.1	Press Release of Perry Ellis dated June 19, 2003 announcing the completion of the Merger.

99.2	The historical consolidated financial statements of Salant Corporation, including Salant’s unaudited condensed consolidated statements of operations, unaudited condensed consolidated statements of comprehensive income/(loss), and unaudited condensed consolidated statements of cash flows each for the three months ended March 29, 2003 and March 30, 2002, Salant’s unaudited condensed consolidated balance sheets as of March 29, 2003 and March 30, 2002 and the related notes thereto, and Salant’s consolidated statements of operations, consolidated statements of comprehensive income/(loss), and consolidated statements of cash flows each for the years ended December 28, 2002, December 29, 2001 and December 30, 2000, Salant’s consolidated balance sheets as of December 28, 2002 and December 29, 2001, and Salant’s consolidated statements of shareholders’ equity for January 1, 2000, December 30, 2000, December 29, 2001 and December 28, 2002 and the related notes thereto are incorporated by reference to pages F-37 through F-54 of the Joint Proxy Statement-Prospectus dated May 19, 2003, which was first mailed to shareholders of Perry Ellis and Salant on or about May 20, 2003. The Joint Proxy Statement-Prospectus forms a part of Amendment No. 2 to Perry Ellis’ Registration

Statement on Form S-4 (Registration No. 333-103848), filed with and declared effective by order of the SEC on May 19, 2003.

99.3	The unaudited pro forma condensed combined financial information, including the unaudited pro forma condensed combined balance sheet as of January 31, 2003 and the unaudited pro forma condensed combined statement of operations for the year ended January 31, 2003, and the related notes thereto are incorporated by reference to Chapter V of the Joint Proxy Statement-Prospectus dated May 19, 2003, which was first mailed to shareholders of Perry Ellis and Salant on or about May 20, 2003. The Joint Proxy Statement-Prospectus forms a part of Amendment No. 2 to Perry Ellis’ Registration Statement on Form S-4 (Registration No. 333-103848), filed with and declared effective by order of the SEC on May 19, 2003.